UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                    03/25/05
                Date of Report (Date of earliest event reported)

                               SAFECO CORPORATION
               (Exact name of registrant as specified in Charter)

            WASHINGTON               1-6563            91-0742146
         (State or other          (Commission        (IRS Employer
         jurisdiction of          File Number)    Identification No.)
          incorporation)

                     Safeco Plaza, Seattle, Washington 98185
              (Address of principal executive officers) (Zip Code)

                                 (206) 545-5000
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Maurice Hebert, Safeco's Senior Vice President and Controller, has announced his resignation effective April 11, 2005. Mr. Hebert is leaving Safeco for personal reasons to return to Southern California where he has accepted a position as controller of a publicly traded managed health care company.



Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          SAFECO CORPORATION
                                          -------------------------------------
                                          Registrant

Dated: March 30, 2005
                                          /s/ Stephanie Daley-Watson
                                          --------------------------------------
                                          Stephanie Daley-Watson
                                          Vice President and Secretary